EXHIBIT 10.4

LOAN CONTRIBUTION AGREEMENT

THIS LOAN CONTRIBUTION AGREEMENT, dated as of January 31, 2000 (this “Agreement”), is by and between Bank of America, N.A. (“Bank”) and Capital Lease Funding, L.P. (“CLF”).

Recitals

A. Bank, CLF and one of CLF’s general partners have entered into that certain Purchase and Sale Agreement, of even date herewith (the “P & S Agreement”) whereby Bank may purchase certain Commercial Mortgage Loans (as such term is defined in the P & S Agreement) from CLF. Capitalized terms used but not defined herein shall have the meanings set forth in the P & S Agreement.

B. Bank, CLF and CLF HPII Inc., one of CLF’s general partners, also have entered into that certain Call Option Agreement, of even date herewith (the “Option Agreement”), whereby Bank has sold CLF an option to purchase from Bank certain Commercial Mortgage Loans.

C. Bank and CLF desire that Bank make certain Commercial Mortgage Loans, including Construction Perm Loans, to third parties, and CLF desires to have the option to purchase certain of these Loans from Bank upon CLF’s exercise of the Call Option.

Agreement

NOW THEREFORE, in consideration of the foregoing and for additional valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged by each of Bank and CLF, Bank and CLF hereby agree as follows:

Article I

Statement of Intent

1.1 Contribution of Certain Loans to the Facility. From time to time, Bank, in its sole business judgment, may originate or make certain Commercial Mortgage Loans, including Construction Perm Loans, to third-party Mortgagors which would be substantially similar to Loans made by CLF to third parties. Subject to the terms and conditions of this Agreement, CLF may purchase such Loans from Bank upon CLF’s exercise of its Call Option.

1.2 Loans Subject to Prior Confirmation by CLF. Prior to committing to make any Commercial Mortgage Loan that would be subject to the terms of this Agreement, Bank shall obtain CLF’s consent, as evidenced by Bank’s receipt of a completed Funding Confirmation, the form of which is attached hereto as Exhibit A, executed by CLF. If Bank makes a Commercial Mortgage Loan to a Mortgagor without first receiving a completed Funding Confirmation executed by CLF, then such Loan shall not be a Pool Asset.

1.3 Construction Perm Loans. No Construction Perm Loan shall become a Pool Asset unless the conditions set forth in Section 1.2 hereof have been satisfied and, on the date on which such Loan is to become a Converted Loan, the Credit Rating of the Tenant shall not have (i) declined by more than two rating levels or (ii) declined beneath an Investment Grade.

Article II

Eligibility Criteria

2.1 Eligible Loans. The only Loans that are eligible to be subject to the terms of this Agreement are Commercial Mortgage Loans, including Construction Perm Loans, for which the Mortgagor is constructing commercial improvements to real property to be leased by a Tenant that has an Investment Grade Credit Rating. Such Loans shall be documented on forms that are reasonably acceptable to Bank and CLF and shall, as appropriate, be supported by one or more Lease Enhancement Policies.

2.2 Confirmation of Loans. Prior to committing to a Mortgagor to fund any Loan that would otherwise be subject to the terms of this Agreement, Bank shall obtain the prior written consent of CLF to the inclusion of such Loan in the Facility, as evidenced by Bank’s receipt of a Funding Confirmation executed by CLF.

a. Preparation of Funding Confirmations. After discussing with a potential Mortgagor the possibility of making a Loan that meets the eligibility criteria set forth in this Agreement, or such other criteria as subsequently may be agreed upon by the parties hereto, Bank shall prepare and send to CLF by telecopy a completed Funding Confirmation regarding the prospective Loan.

b. Execution of Funding Confirmation by CLF. CLF may, in its sole discretion, execute a Funding Confirmation submitted to it by Bank to indicate CLF’s desire to include the prospective Commercial Mortgage Loan in the Facility. After receipt of a Funding Confirmation, CLF will have three Business Days to review the Funding Confirmation. If CLF has not returned to Bank a properly executed Funding Confirmation by the end of the third Business Day following the date on which Bank sent CLF such Funding Confirmation, CLF shall be deemed to have declined the prospective Commercial Mortgage Loan and neither party shall have any obligation to the other party with respect to such Loan. Subject only to the provisions of Section 2.3.c, below, CLF shall timely pay Bank the Contribution Fee, as set forth in Section 2.3.a or 2.3.b, whichever is appropriate.

c. Execution by Telecopy. The parties may deliver executed Funding Confirmations by telecopy, and the party receiving an executed Funding Confirmation by telecopy may rely on such telecopy to the same extent as if it had received an original Funding Confirmation executed by an authorized officer of Bank or CLF, as may be appropriate. Any such telecopy of an executed Funding Confirmation shall be admissible for all purposes and in all actions and proceedings to the same extent that an executed original of such Funding Confirmation would be admissible.

d. No Obligation to Fund. Bank may, but shall not be obligated to, extend financing to a Mortgagor after CLF has executed a Funding Confirmation in respect of a prospective Commercial Mortgage Loan to such Mortgagor. The decision whether to extend financing to such a Mortgagor shall be in the Bank’s sole discretion.

2.3 Contribution Fee. Each Funding Confirmation sent by Bank to CLF shall set forth the amount of the projected Contribution Fee for the prospective Confirmed Loan. Promptly upon completion of underwriting, Bank shall notify CLF of the actual amount of the Contribution Fee by sending a Contribution Fee Notice to CLF. CLF shall pay Bank such Contribution Fee for each Loan as follows:

a. Construction Perm Loans. For a Construction Perm Loan, CLF shall pay Bank the Contribution Fee within five Business Days of the date on which Bank notifies CLF of the occurrence of the Conversion Date for such Loan, provided that CLF shall not be obligated to pay Bank a Contribution Fee for a Construction Perm Loan before the Conversion Date for such Loan.

b. Other Commercial Mortgage Loans. For all Commercial Mortgage Loans other than Construction Perm Loans, CLF shall pay Bank the Contribution Fee within five Business Days of the date on which Bank notifies CLF of the amount of the Contribution Fee.

c. No Obligation to Pay Contribution Fee; Refund. Notwithstanding the provisions of sub-sections (a) and (b) of this Section 2.3, CLF shall not be obligated to pay Bank a Contribution Fee if a Material Adverse Change occurs in respect of the applicable Loan before the date on which the Contribution Fee for such Loan is due, unless CLF has previously agreed otherwise. Bank shall refund to CLF any Contribution Fee, or portion thereof, received by Bank for any Confirmed Loan in respect of which (i) a Material Adverse Change occurs before such Loan becomes a Pool Asset (unless CLF waives in writing such Material Adverse Change) or (ii) Bank elects not to extend financing in respect of such Loan.

2.4 Optional Purchase of Confirmed Loans by CLF. CLF may, but shall not be obligated to, purchase a Confirmed Loan from Bank by paying Bank an amount equal to (i) the Loan Value for such Loan less (ii) any principal received by Bank that results in a permanent reduction of the commitment to extend financing to the applicable Mortgagor and less (i) any Contribution Fee received by Bank in respect of such Loan. CLF shall notify Bank in writing of CLF’s intent to purchase a Confirmed Loan on or before the date the Contribution Fee, or the final portion thereof (for Construction Perm Loans), for such Loan is due. CLF’s purchase of a Confirmed Loan under this Section 2.4 is conditioned on Bank’s receipt of the purchase price for such Loan on or before the date on which such Confirmed Loan would otherwise become a Pool Asset under the provisions of Section 3.1 of this Agreement. Any purchase of a Confirmed Loan under the provisions of this Section 2.4 shall not be deemed to be an exercise of the Call Option, such Confirmed Loan shall not be a Pool Asset, and CLF shall pay Bank a Profit Participation Amount in respect of each such Confirmed Loan upon CLF’s subsequent sale or Securitization of such Loan.

2.5 Special Provisions for Construction Perm Loans. Notwithstanding CLF’s prior execution of a Funding Confirmation, no Construction Perm Loan shall become a Pool Asset unless, on the date on which such Loan is due to become a Permanent Loan, the following criteria are satisfied:

(i) No monetary default shall then exist under the Loan Documents;

(ii) No receiver, liquidator or trustee of Mortgager has been appointed; Mortgagor has not been adjudicated a bankrupt or insolvent; no petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, has been filed by or against, has been consented to, or acquiesced in by, Mortgagor; no proceeding for the dissolution or liquidation of Mortgagor has been instituted; and no appointment, adjudication, petition or proceeding that was involuntary and not consented to by Mortgagor has not been discharged, stayed or dismissed;

(iii) There has not been a Material Adverse Change in respect of the Construction Perm Loan;

(iv) Bank shall have received the Completion Documents;

(v) With respect to the Completion Documents:

(A) All changes in reserves recommended by Bank’s construction consultant in the update of the engineering report shall have been included in the amounts deposited by Mortgagor;

(B) The updated environmental report (if any) shall not reveal any material, detrimental changes in the environmental condition of the Mortgaged Property from the environmental condition reflected in any environmental report for the Mortgaged Property previously prepared in connection with obtaining a Commercial Mortgage Loan; including any remediation that is not included in the obligations of Tenant under the related lease of the Mortgaged Property, or, if not so included, such remediation is complete and reasonably satisfactory to CLF;

(C) The complete, “as-built” ALTA/ACSM survey of the Mortgaged Property shall not reveal (1) that any improvement constructed on the Mortgaged Property lies outside of the boundaries of the land portion of the Mortgaged Property or any improvement located on adjoining properties materially encroaches upon the land portion of the Mortgaged Property, except for such immaterial matters that are acceptable to mortgage lenders generally or for which an appropriate endorsement to the title policy has been obtained in accordance with prudent lending standards, or (2) any material encroachment of the improvements constructed on the Mortgaged Property over any building restriction lines that are applicable to the Mortgaged Property to the extent such building restriction lines are shown on the survey, other than such immaterial matters that are acceptable to mortgage lenders generally or for which an appropriate endorsement to the title policy has been obtained in accordance with prudent lending standards; and

(D) The Tenant Estoppel Certificate for such Commercial Mortgage Loan shall be completed with all blanks filled (i) with terms exactly as specified in the applicable lease or (ii) with such other terms or information reasonably acceptable to Bank;

(vi) The conditions precedent to the final advance under the Construction Perm Loan shall have been satisfied, unless reasonably waived in writing by Bank and CLF, and the final advance under such Loan shall have been made;

(vii) No partial or full prepayment of Loan principal shall have been made except for principal received as a result of the receipt by Mortgagor of fixed rent payments under the lease before the date on which the Loan becomes a Converted Loan;

(viii) No arbitration proceeding or litigation in respect of the Loan shall be ongoing;

(ix) Except as may have been consented to by CLF (which consent shall not be unreasonably withheld, delayed or conditioned and provided that CLF’s consent shall not be required for change orders), such Construction Perm Loan will be evidenced by documents and instruments that, in substance, are wholly consistent with the terms specified on the applicable Funding Confirmation, and no instrument or document evidencing, or matter relating to, the Loan shall have been replaced or amended, modified, renewed or extended in any material way;

(x) Bank shall not have (A) joined in or consented to the granting of an easement burdening the Mortgaged Property, (B) subordinated the Mortgage to an easement burdening the Mortgaged Property, or (C) released any portion of the Mortgaged Property from the lien of the Mortgage, in each case without the prior written consent of CLF (which consent shall not be unreasonably withheld, delayed or conditioned); and

(xi) The Loan shall have become a Permanent Loan in accordance with the terms specified in the applicable Confirmation Agreement and the related loan agreement by and between Bank and the Mortgagor and payments of fixed rent shall have commenced under the applicable Lease.

Article III

Pool Assets; Call Option

3.1 Contribution of Confirmed Loans. If (i) Bank, it its sole discretion, opts to lend money to a Mortgagor for a Confirmed Loan and (ii) CLF pays Bank the applicable Contribution Fee in accordance with the provisions of Section 2.3 hereof, then the resulting Commercial Mortgage Loan shall become a Pool Asset on the Conversion Date, if such Loan is a Construction Perm Loan, or on the date on which Bank advances funds to the Mortgagor, for all other Loans. All Confirmed Loans that are Pool Assets will be continuously owned by Bank until CLF makes all required payments to Bank upon exercise of the Call Option.

3.2 Call Option. All Commercial Mortgage Loans that, under the provisions of Section 3.1 hereof, are Pool Assets shall be subject to the Call Option as soon as such Loans become Pool Assets.

Article IV

Representations and Warranties; Covenants

4.1 Representations and Warranties. Each of the parties represents and warrants to and for the benefit of the other party as follows: (i) it has full power and authority, and has taken all action necessary to execute and deliver this Agreement, and all documents required to be executed and delivered by it hereunder, and to fulfill its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby; (ii) the making and performance by it of this Agreement, and all documents required to be executed by it hereunder, and to fulfill its obligations hereunder and thereunder, does not and will not violate any law or regulation of the jurisdiction under which it exists, any other law or regulation applicable to it or any other agreement to which it is a party or by which it is bound; (iii) this Agreement, and all documents required to be executed by it hereunder, have been duly executed and delivered by it and constitute its legal, valid and binding obligations, enforceable in accordance with the respective terms hereunder or thereunder; and (iv) all approvals, authorizations or other actions by, or filings with, any governmental authority necessary for the validity or enforceability of its obligations under this Agreement, and all documents required to be executed and delivered by it hereunder have been obtained.

4.2 Covenants. Each of the parties covenants to the other party that it will use its best efforts in connection with the performance of its obligations under this Agreement, that it will take such further actions as may desirable or necessary to effectuate the provisions of this Agreement, and that it will have, at all applicable times, full authority and right to perform its obligations hereunder.

Article V

Miscellaneous Provisions

5.1 No Third-Party Beneficiaries. There are no third-party beneficiaries to this Agreement other than CLFC HPII Inc., and then only with respect to the right granted by Bank and CLF to CLFC HPII Inc. to exercise the Call Option in certain circumstances. The parties intend that this Agreement will not create any independent duty or obligation by CLF to any Mortgagor with respect to any Commercial Mortgage Loan that becomes a Pool Asset under the terms of this Agreement until such time as CLF may purchase such Loan by exercise of the Call Option.

5.2 Reimbursement of Expenses. Each party shall bear its own costs and expenses incurred in the preparation, negotiation, execution and delivery of this Agreement. Within live Business Days from the date of demand by a party hereunder after entry of a judgment in such party’s favor, the other party shall pay all costs and expenses of the prevailing party (including, without limitation, reasonable attorneys’ fees and expenses and the cost of internal counsel) in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of this Agreement or of the prevailing party’s rights and remedies hereunder.

5.3 Hold Harmless. CLF and Bank each shall hold harmless, and indemnify, each Indemnified Party from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, such Indemnified Party’s reasonable attorneys’ fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising Out of or in connection with or by reason of (including, without limitation, in connection with any litigation, or proceeding or preparation of defense in connection therewith) this Agreement or any of the transactions contemplated herein, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 5.3 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by CLF, its partners, any other Indemnified Party or any other person or entity, or if any Indemnified Party is otherwise a party thereto.

5.4 Termination at Will Consequences. The following provisions govern termination of this Agreement at will:

a. Termination at Will. Either Bank or CLF may terminate this Agreement without cause upon 60 days written notice to the other party hereto. The 60th day following the date of any such notice is a “Contribution Termination Date.”

b. Consequence of Termination by CLF. If CLF terminates this Agreement under the provisions of the foregoing Section 5.4.a, then: (i) CLE’s obligations under Sections 2.3.a, 2.3.b, 4.2 (as such provisions may apply, after giving effect to the other provisions of this Section 5.4.b), 5.2 and 5.3 of this Agreement shall survive such termination; (ii) Bank’s refund obligation under Section 2.3.c of this Agreement shall survive such termination; and (iii) the provisions of Section 3.2 of this Agreement shall be void as of the Contribution Termination Date.

c. Consequence of Termination by Bank. If Bank terminates this Agreement under the provisions of the foregoing Section 5.4.a, then Bank’s obligations under Sections 2.3.c and 4.2 (as such provisions may apply, after giving effect to the other provisions of this Section 5.4.c) 5.2 and 5.3 of this Agreement shall survive such termination.

5.5 Notice. All notices that may be given under the terms of this Agreement must be in writing. Any notice sent under the terms of or in relation to, this Agreement shall be deemed to have been properly sent if sent by telecopy to the address or addresses set forth below, or any other address as a party may subsequently direct notices to be sent. Other than notices sent under the provisions of Sections 2.2 and 2.3 hereof, each such notice shall also be sent by overnight delivery, by a reputable national overnight delivery service, to the address or addresses set forth below, of any other address as a party may subsequently direct notices to be sent. Any such notice shall be deemed received on the first Business Day following the date on which the sending party sent such notice, provided that the sending party has a confirmation report showing that the notice was successfully sent by telecopy to the appropriate addressee. The addresses that notices are to be sent are as follows:

If to CLF:

Capital Lease Funding, L.P.

110 Maiden Lane, 36th Floor

New York, New York 10025

Attn.: Paul H. McDowell, Esq.

Telecopy No. 212-217-6301

If to Bank:

Bank of America, N.A.

100 N. Tryon Street

NC1-007-16-10

Charlotte, NC 28255

Attn.: Robert D. Howlett

Telecopy No. 704-386-2927

5.6 Rules for Construction and Enforcement. The following provisions shall govern the interpretation and enforcement of the provisions of this Agreement:

a. Choice of Law Jurisdiction. The terms and conditions of this Agreement shall be governed in accordance with the laws of the state of North Carolina, without giving effect to the choice of law provisions thereof. Any action arising out of or relating to this Agreement shall be heard by a court sitting in Mecklenburg County, North Carolina.

b. Captions. Captions used herein are for ease of reference only and shall not be relied upon or used in the interpretation of this Agreement.

c. Binding Effect Survival. This Agreement shall be binding, and shall inure to the benefit of, the parties hereto and their respective successors, successors-in-interest and assigns. All obligations hereunder and benefits hereof shall survive execution and delivery of this Agreement.

d. Counterparts. This Agreement may be executed in one or more counterparts, each of which, when so executed, shall constitute an executed original hereof and which, when together, shall constitute but one and the same Agreement.

e. Entirety. This Agreement constitutes the complete and final agreement between the parties hereto in respect of the matters set forth herein. All contemporaneous and prior agreements and understandings, whether written or oral, are (i) hereby superseded, (ii) of no further consequence or effect and (iii) shall not be used in the interpretation of this Agreement or the parties’ respective rights and obligations hereunder. There are no oral agreements or understandings between the parties with respect to the subject matter of this Agreement.

f. Modifications. This Agreement may not be modified except in writing duly executed by each of the parties hereto.

g. No Joint Venture. The parties acknowledge and agree that they will not create a partnership or joint venture by execution and delivery of this Agreement or by performance hereunder or under any other document or instrument evidencing or relating to the Facility.

h. Assignment. Neither party may transfer or assign any of its rights or obligations hereunder to any other person or entity without the express prior written consent of the other party hereto.

Article VI

Definitions

6.1 Defined Terms. The following capitalized terms used in this Agreement have the meanings set forth below:

“Borrower’s Architect/Engineer” means a licensed professional architect or engineer, who has been approved by Bank and CLF (but only by execution of a Funding Confirmation).

“Completion Documents” means all of the following: (i) a certificate of the Mortgagor’s Architect/Engineer, substantially in the form of Exhibit B attached hereto certifying, among other things, that the Project (a) has been substantially completed in accordance with the Plans and Specifications and (b) is substantially in compliance with all applicable requirements, including, without limitation, the Americans with Disabilities Act, (ii) an update of the engineering report of the Mortgaged Property prepared by Bank’s construction consultant and an update of the environmental report of the Mortgaged Property prepared by the environmental consultant, (iii) a final unconditional certificate of occupancy, or other alternative form of occupancy certificate customarily issued by the relevant governmental unit, agency or board in which the Mortgaged Property is located, provided that any temporary occupancy certificate shall provide that Interior Fixturing (hereinafter defined) remains the only item to be completed in order to obtain a final unconditional certificate of occupancy or alternative form of occupancy certificate, (iv) a complete “as built” ALTA/ACSM survey of the Mortgaged Property substantially in compliance with the “as-built” survey requirements as set forth in the related loan agreement between Bank and the Mortgagor, (v) amendments or endorsements to the lender’s title insurance policy in respect of the Loan, amending or endorsing the title insurance policy to bring the effective date thereof forward to the date on which the Loan becomes a Converted Loan (the “Conversion Date”) with no additional exceptions (except as may have been consented to by CLF) and to reflect, as of the Conversion Date, that there are no mechanics’, materialmen’s or laborers’ liens of record, except for those liens not exceeding $5,000.00 individually and in the aggregate of the lesser of (a) two percent (2%) of the outstanding principal balance due under the Loan Documents, or (b) $50,000, which exceptions shall have been deleted from the title insurance policy, or shall have been insured over in a manner and in form and substance reasonably satisfactory to Bank and CLF; (vi) the Tenant Estoppel Certificate executed by Tenant which shall be fully completed by Tenant and any lease guarantor consistent with relevant terms of the applicable lease, and include, without limitation, a certification by Tenant and any lease guarantor that the obligation to pay rent under the lease has commenced; and (vii) an ALTA Form 3.1 zoning endorsement to the title insurance policy, to the extent such endorsement is available under applicable title insurance rules, relating to the Project as completed.

“Contribution Fee Notice” means a notice that Bank may send to CLF, substantially similar in form to Exhibit D attached hereto.

“Contribution Termination Date” has the meaning assigned in Section 5.4.a of this Agreement.

“Funding Confirmation” means a document substantially similar in form and substance to the one attached hereto as Exhibit A, or a form that the parties subsequently may agree to use in substitution of the form attached hereto as Exhibit A.

“Indemnified Party” means: (i) in respect of an indemnification by CLF, Bank and its affiliates and their respective directors, officers, employees and agents; and (ii) in respect of an indemnification by Bank, CLF and its partners and its and their respective directors, officers, employees and agents.

“Interior Fixturing” means any interior leasehold improvement completed by Tenant at its sole cost and expense.

“Loan Documents” means all instruments and agreements evidencing, or executed in connection with, a Commercial Mortgage Loan.

“Plans and Specifications” means the plans and specifications for a Project listed on a Funding Confirmation, as such plans and specifications may be amended from time to time by change orders and other changes reasonably approved by Bank, provided that such amendments do not materially adversely affect the value of the Project.

“Project” means the construction project that is financed by a Construction Perm Loan.

“Tenant Estoppel Certificate” means certificate.

6.2 Singular and Plural. Any term defined herein that is defined in the singular shall be deemed to also refer to and include the plural, and vice versa.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first set forth above.

BANK OF AMERICA, N.A.

By:	/s/ ROBERT D. HOWLETT

Title:	Vice President

CAPITAL LEASE FUNDING, L.P., by CLF HOLDINGS, INC.

By:	/s/ PAUL H. MCDOWELL

Title:	Senior Vice President

EXHIBIT A

[FORM OF FUNDING CONFIRMATION]

VIA TELECOPY

Capital Lease Funding

110 Maiden Street, 36th Floor

New York, New York 10025

Attention: Paul H. McDowell, Esq.

Re: Consent to Inclusion of Commercial Mortgage Loan In Facility

Ladies and Gentlemen:

This is a “Funding Confirmation,” as such term is defined in that certain Loan Contribution Agreement, dated as of January 31, 2000 (the “Contribution Agreement”; capitalized terms used but not defined herein have the meanings set forth in the Contribution Agreement), by and between Bank of America, N.A. (“Bank”) and Capital Lease Funding, L.P. (“CLF”).

Bank hereby requests that CLF consent to the Commercial Mortgage Loan (the “Loan”) described on Schedule I hereto becoming a Pool Asset upon (i) the date on which Bank and Mortgagor execute documents and instruments evidencing the Loan or (ii), in the case of a Construction Perm Loan, the date on which such Loan becomes a Converted Loan and satisfies the criteria set forth in Section 2.6 of the Contribution Agreement. Your signature below will indicate your consent to this request.

Bank hereby represents and warrants to CLF that all information provided herein and that all terms, conditions and representations specified in the business summary and loan delivery package dated                                  (if any) are true and correct in all material respects as of the date first written above.

This Confirmation may be executed and delivered by facsimile, which facsimile shall be binding on the party so delivering this Confirmation to the same extent as if said party had delivered an executed original hereof to the other party. Notwithstanding the foregoing, any party delivering an executed copy of this Confirmation by facsimile shall deliver to the other party an executed original of this Confirmation as soon as is reasonably practicable.

By:

Name: Rosanna M. Tsavdar Title: Officer

Agreed and Acknowledged: Capital Lease Funding, L.P.

By:

Name: Paul H. McDowell Title: Senior Vice President

A-1

Schedule I

Initial Confirmation and Consent

Date:

Tenant & Borrower Information
CLF Loan Number Borrower Name Tenant Lease Guarantor Tenant/Guarantor Rating Property Location

__________________________________________

__________________________________________

__________________________________________

__________________________________________

__________________________________________

__________________________________________

Lease Information
Lease Type Enhancement Insurance Required (Y/N) Rent Start Date Rent

__________________________________________

Casualty: Y/N                         Condemnation: Y/N

__________________________________________

Yrs 1-5            ______________________________

Yrs 6-10          ______________________________

Yrs 11-15        ______________________________

Yrs 16-20        ______________________________

Yrs 21-25        ______________________________

Lease Term	__________________________________________

Lending Information	__________________________________________
Loan Start Date Loan Term Loan Maturity Amortization Balloon Balance DSC Estimated Cap Ex Reserves Other Reserves

__________________________________________

__________________________________________

__________________________________________

__________________________________________

__________________________________________

__________________________________________

__________________________________________

__________________________________________

CLF Fees FSL Fee (balloon balance) Quoted Spread __________ Index/Rate __________ Estimated Closing Date

__________________________________________

__________________________________________

Quoted Minimum Rate _____________________

Projected Interest Rate  _____________________

_________________________________________

Projected Loan Value Projected Insurance Costs Projected Aggregate Advance Rate Projected Aggregate Advance Price Projected Contribution Fee

__________________________________________

__________________________________________

__________________________________________

__________________________________________

__________________________________________

Construction Perm Information
Project Conversion Date Rate Lock Y/N	Projected Construction Period __________ Cost: Fee __________BPS__________

CLF’s consent to Bank to extend financing to Mortgagor and continue due diligence is subject to the following conditions:

I-1

EXHIBIT B

(Form of Architect’s/Engineer’s Certificate)

BORROWER’S ARCHITECT/ENGINEER COMPLETION CERTIFICATE

The undersigned (“Borrower’s Architect/Engineer”) hereby certifies to BANK OF AMERICA, N.A., a national banking association (“Lender”), in connection with a Loan from Lender to                                  (“Owner”), which loan has financed the construction of the improvements (the “Improvements”) described in certain plans and specifications previously approved by Lender (the “Plans and Specifications”), such Improvements being located upon certain land described on Exhibit A attached hereto and made a part hereof (said land and the Improvements being collectively referred to as the “Premises”), as follows:

1. The Plans and Specifications are complete and adequate for the construction of the Improvements, and there have been no modifications thereof except as described on Exhibit B attached hereto.

2. The Improvements have been substantially completed in accordance with the Plans and Specifications and fully comply with all applicable laws, statutes, ordinances, codes, rules, regulations, decrees and orders (including but not limited to the Americans with Disabilities Act and others relating to access and facilities for handicapped persons), applicable restrictive covenants and the site plan approved by Lender, and to the best of Borrower’s Architect’s/Engineer’s knowledge the structural design of the Improvements, the method of construction and the materials used in the Improvements are adequate and appropriate for the Improvements and for the soil conditions of the construction site.

3. Borrower’s Architect/Engineer has no counterclaim, right of set-off defense or like right against Owner or Lender, and Borrower’s Architect/Engineer has been paid in full for all services and costs in connection with the Plans and Specifications and the preparation thereof and for inspection of the construction of the Improvements. To the best of Borrower’s Architect/Engineer’s knowledge, the interest of Owner in the Plans and Specifications and Specifications is not subject to any claims or encumbrances.

4. To the best of Borrower’s Architect’s/Engineer’s knowledge, there have been no change orders issued in connection with the construction of the Improvements except as set forth in Exhibit B attached hereto.

5. Pursuant to all agreements between Owner and Borrower’s Architect/Engineer relating to the Premises, the total fee for Borrower’s Architect/Engineer’s services rendered is $                    , of which $                     has accrued and $             has been paid, leaving the sum of $             due and payable for services rendered as of the date hereof.

EXECUTED UNDER SEAL this              day of                 ,                 .

WITNESS/ATTEST:	BORROWER’S ARCHITECT/ENGINEER: (SEAL)

By:

Name:

Title:

EXHIBIT A

Land

EXHIBIT B

Modifications and Change Orders

EXHIBIT C

TENANT ESTOPPEL CERTIFICATE

(Negotiated Post Construction Estoppel Certificate Attached)

C-1

Exhibit A To Tenant Estoppel Certificate

[Complete Copy of Lease and all Amendments]

C-2

EXHIBIT D

[Form of Contribution Fee Notice]

Via Telecopy

Capital Lease Funding

110 Maiden Lane, 36th Floor

New York, New York 10025

Attention: Paul H. McDowell, Esq.

Re: Contribution Fee Notice

Ladies and Gentlemen:

This is a “Contribution Fee Notice,” as such term is defined in that certain Loan Contribution Agreement, dated as of January 31, 2000 (the “Contribution Agreement”; capitalized terms used but not defined herein have the meanings set forth in the Contribution Agreement), by and between Bank of America, N.A. (“Bank”) and Capital Lease Funding, L.P. (“CLF”).

Bank hereby notifies CLF that the Contribution Fee for the prospective Loan to                      (name of Mortgagor), as such Loan is summarized in Schedule I attached hereto, is $                    . Payment of this amount is due within five Business Days of the date on which you receive this notice.

By:

Rosanna M. Tsavdar Officer

D-1

Schedule I

Final Notification of Funding Contribution

Date:

Tenant & Borrower Information
CLF Loan Number Borrower Name Tenant Lease Guarantor Tenant/Guarantor Rating Property Location

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Lease Information
Lease Type Enhancement Insurance Required (Y/N) Rent Start Date Rent

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Casualty: Y/N                         Condemnation: Y/N __________________________________________

Yrs 1-5            ______________________________

Yrs 6-10          ______________________________

Yrs 11-15        ______________________________

Yrs 16-20        ______________________________

Yrs 21-25        ______________________________

Lease Term	__________________________________________

Lending Information
Amounts Avail. For Debt Service

Yrs 1-5            ______________________________

Yrs 6-10          ______________________________

Yrs 11-15        ______________________________

Yrs 16-20        ______________________________

Yrs 21-25        ______________________________

Loan Start Date

Loan Term

Loan Maturity

Amortization

Balloon Balance

DSC

LTV – Lease Fee

LTV – Fee Simple/Dark Value

Reserves Escrow

Reserves per Eng. Report

Other Reserves

(Debt Service Shortfall, CAM. Etc.)

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CLF Fees FSL Fee (balloon balance) Spread __________ Index/Rate __________ Closing Date

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Minimum Rate _____________________

Interest Rate _______________________

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Loan Value Insurance Costs Aggregate Advance Rate Aggregate Advance Price Actual Contribution Fee

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Construction Perm Information
REFI.Index @ Closing of Conversion REFI.Index @ Conversion	__________________________________________ __________________________________________

The purchase is further being made, subject to the following conditions:

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